UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 Date of report
                ------------------------------------------------
                (Date of earliest event reported): July 13, 2004

                           OCWEN FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Florida                      1-13219                 65-0039856
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)


                             The Forum, Suite 1000
         1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida 33401
         ---------------------------------------------------------------
                (Address of principal executive office)       (Zip Code)


       Registrant's telephone number, including area code: (561) 682-8000
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                                  Page 1 of 10
                             Exhibit Index on Page 4

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(a) - (b)   Not applicable.

(c)         Exhibits

            The following exhibits are filed as part of this report:

            99.1  Text of a press release by the Registrant dated July 13, 2004.

Item 12.    Disclosure of Results of Operations and Financial Condition

            The news release of the Registrant dated July 13, 2004, announcing its second quarter results is attached hereto and filed herewith as
            Exhibit 99.1.


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                            OCWEN FINANCIAL CORPORATION
                            (Registrant)


                            By: /s/ MARK S. ZEIDMAN
                               -------------------------------------------------
                               Mark S. Zeidman
                               Senior Vice President and Chief Financial Officer


Date: July 19, 2004


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

INDEX TO EXHIBIT


Exhibit No.    Description                                                  Page
-----------    -----------                                                  ----

   99.1        News release of Ocwen Financial Corporation, dated             5
               July 13, 2004, announcing its second quarter 2004 results and certain other information. Note that the version of the July 13, 2004 news release that is filed as an exhibit to this Current Report on Form 8-K differs in the following respects from the news release that was issued on July 13, 2004. Due to a clerical error, the news release that was issued on July 13, 2004 gave the amount of pre-tax income (loss) for the three months ended June 30, 2003 for our Residential Loan Servicing business segment as $8,855 and for our Corporate Items and Other Business segment as $(3,749). The correct amounts for these two items are $8,401 and $(3,294). For the six months ended June 30, 2003, the news release gave the amount of pre-tax income
               (loss) for Residential Loan Servicing as $18,563, for OTX as $(5,945) and for Corporate Items and Other as $(7,369). The correct amounts for these three items are $17,649, $(5,972) and $(6,455). The version of the press release that is filed as an exhibit to this Current Report on Form 8-K reflects the corrections of these amounts and the related comparative statements in the narrative. All other amounts remain unchanged.


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